                                                                   Exhibit 10.13

                                                               February 25, 2000
Seachange International, Inc.
124 Acton Street
Maynard, Massachusetts 02481
Attn: Mr. William Fiedler, Chief Financial Officer

     Re:  Silicon Valley Bank Loan Arrangement with
          Seachange International, Inc.

Dear Sir/Madam:

     Reference is made to a certain loan arrangement dated November 10, 1998 by and between Seachange International, Inc. (the "BORROWER") and Silicon Valley Bank (the "BANK"), evidenced by, among other documents, a certain Loan and Security Agreement between the Borrower and the Bank dated as of November 10, 1998 (as the same has been amended and extended to date, the "LOAN AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Notwithstanding anything to the contrary contained in the Loan Agreement or otherwise, the term "Revolving Maturity Date" as set forth in the Loan Agreement shall now mean and refer to the date March 31, 2000. Any and all Credit Extensions made pursuant to he Loan Agreement shall (i) continue to be secured by all Collateral, and (ii) be repaid in full at the earlier of (A) the occurrence of any Event of Default, or (B) March 31, 2000.

     All other terms and conditions contained in the Loan Agreement shall remain in full force and effect.

                                  Sincerely,

                                  SILICON VALLEY BANK,
                                  d/b/a SILICON VALLEY EAST

                                  By: /s/ John K. Peck
                                     ----------------------

                                  Name: John K. Peck
                                       --------------------
                                  Title: Vice President
                                        -------------------

ACCEPTED AND AGREED:

SEACHANGE INTERNATIONAL, INC.

By: /s/ WL Fiedler
   ----------------------

Name: WL Fiedler
     --------------------
Title: Vice President
      -------------------

                                                February 25, 2000


Silicon Valley Bank
40 William Street, Suite 350
Wellesley, Massachusetts 02181

     Re: Silicon Valley Bank Loan Arrangements with
         Seachange International, Inc.

Gentlemen:

     Reference is made to a certain loan arrangement (the "Loan Arrangement") entered into as of November 10, 1998 by and between Seachange International, Inc. (the "Borrower") and Silicon Valley Bank (the "Bank"), evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 10, 1998 by and between the Borrower and Bank (as amended and extended to date, the "Loan Agreement").

     Reference is further made to a certain Unconditional Guaranty (the "Guaranty") dated November 10, 1998, executed and delivered by the undersigned (the "Guarantor"), pursuant to which the undersigned unconditionally guaranteed the prompt, punctual and faithful payment and performance of the obligations and liabilities of the Borrower to the Bank (the "Obligations").

     The Guarantor hereby;

     (a) ratifies, confirms and reaffirms, all and singular, the terms and conditions for the Guaranty;

     (b) acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect; and

     (c) acknowledges, confirms and agrees that the obligations and liabilities for Borrower to Bank under the Guaranty include, without limitation, the Loan Agreement and 2000 Agreement.

    Further, the undersigned acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Bank with respect to the Borrower's and/or the undersigned's respective liabilities and obligations due and owing to the Bank, and that to the extent that the undersigned has or has ever had any such offsets, defenses, claims or counterclaims, the undersigned hereby specifically WAIVES and RELEASES any and all rights to same.

     This letter shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


                                  Very truly yours,

                                  ("Guarantor")

                                  GUESTSERVE NETWORKS, INC.

                                  By: /s/ William L. Fiedler
                                     -----------------------------
                                  Name: William L. Fiedler
                                       ---------------------------
                                  Title: Vice President
                                        --------------------------
                                                 (duly authorized)

                                                  February 25, 2000


Silicon Valley Bank
40 William Street, Suite 350
Wellesley, Massachusetts 02181

     Re: Silicon Valley Bank Loan Arrangements with
         Seachange International, Inc.

Gentlemen:

     Reference is made to a certain loan arrangement (the "Loan Arrangement") entered into as of November 10, 1998 by and between Seachange International, Inc. (the "Borrower") and Silicon Valley Bank (the "Bank"), evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 10, 1998 by and between the Borrower and Bank (as amended and extended to date, the "Loan Agreement").

     Reference is further made to a certain Unconditional Guaranty (the "Guaranty") dated November 10, 1998, executed and delivered by the undersigned (the "Guarantor"), pursuant to which the undersigned unconditionally guaranteed the prompt, punctual and faithful payment and performance of the obligations and liabilities of the Borrower to the Bank (the "Obligations").

     The Guarantor hereby;

     (a) ratifies, confirms and reaffirms, all and singular, the terms and conditions for the Guaranty;

     (b) acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect; and

     (c) acknowledges, confirms and agrees that the obligations and liabilities for Borrower to Bank under the Guaranty include, without limitation, the Loan Agreement and 2000 Agreement.

    Further, the undersigned acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Bank with respect to the Borrower's and/or the undersigned's respective liabilities and obligations due and owing to the Bank, and that to the extent that the undersigned has or has ever had any such offsets, defenses, claims or counterclaims, the undersigned hereby specifically WAIVES and RELEASES any and all rights to same.

     This letter shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


                                  Very truly yours,

                                  ("Guarantor")

                                  GUESTSERVE NETWORKS, INC.

                                  By: /s/ William L. Fiedler
                                     -----------------------------
                                  Name: William L. Fiedler
                                       ---------------------------
                                  Title: Vice President
                                        --------------------------
                                                 (duly authorized)